EXHIBIT 24.01

                             CORNING INCORPORATED

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 10,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of Nichols Institute, a Delaware corporation, and the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of Nichols Institute to purchase shares of the capital stock of Nichols Institute), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements on Form S-3, Form S-4, Form S-8 and/or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of June, 1994.
                            /s/ James R. Houghton
                              James R. Houghton

EXHIBIT 24.01

                             CORNING INCORPORATED

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 10,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of Nichols Institute, a Delaware corporation, and the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of Nichols Institute to purchase shares of the capital stock of Nichols Institute), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements on Form S-3, Form S-4, Form S-8 and/or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 15th day of June, 1994.
                             /s/ Van C. Campbell
                               Van C. Campbell

EXHIBIT 24.01

                             CORNING INCORPORATED

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 10,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of Nichols Institute, a Delaware corporation, and the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of Nichols Institute to purchase shares of the capital stock of Nichols Institute), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements on Form S-3, Form S-4, Form S-8 and/or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 16th day of June, 1994.
                            /s/ Roger G. Ackerman
                              Roger G. Ackerman

EXHIBIT 24.01

                             CORNING INCORPORATED

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 10,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of Nichols Institute, a Delaware corporation, and the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of Nichols Institute to purchase shares of the capital stock of Nichols Institute), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements on Form S-3, Form S-4, Form S-8 and/or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 15th day of June, 1994.
                              /s/ Robert Barker
                                Robert Barker

EXHIBIT 24.01

                             CORNING INCORPORATED

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 10,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of Nichols Institute, a Delaware corporation, and the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of Nichols Institute to purchase shares of the capital stock of Nichols Institute), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements on Form S-3, Form S-4, Form S-8 and/or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 15th day of June, 1994.
                              /s/ Mary L. Bundy
                                Mary L. Bundy

EXHIBIT 24.01

                             CORNING INCORPORATED

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 10,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of Nichols Institute, a Delaware corporation, and the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of Nichols Institute to purchase shares of the capital stock of Nichols Institute), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements on Form S-3, Form S-4, Form S-8 and/or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 15th day of June, 1994.
                          /s/ Barber B. Conable, Jr.
                            Barber B. Conable, Jr.

EXHIBIT 24.01

                             CORNING INCORPORATED

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 10,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of Nichols Institute, a Delaware corporation, and the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of Nichols Institute to purchase shares of the capital stock of Nichols Institute), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements on Form S-3, Form S-4, Form S-8 and/or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of June, 1994.
                              /s/ David A. Duke
                                David A. Duke

EXHIBIT 24.01

                             CORNING INCORPORATED

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 10,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of Nichols Institute, a Delaware corporation, and the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of Nichols Institute to purchase shares of the capital stock of Nichols Institute), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements on Form S-3, Form S-4, Form S-8 and/or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 15th day of June, 1994.
                             /s/ E. Martin Gibson
                               E. Martin Gibson

EXHIBIT 24.01

                             CORNING INCORPORATED

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 10,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of Nichols Institute, a Delaware corporation, and the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of Nichols Institute to purchase shares of the capital stock of Nichols Institute), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements on Form S-3, Form S-4, Form S-8 and/or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 15th day of June, 1994.
                               /s/ Gordon Gund
                                 Gordon Gund

EXHIBIT 24.01

                             CORNING INCORPORATED

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 10,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of Nichols Institute, a Delaware corporation, and the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of Nichols Institute to purchase shares of the capital stock of Nichols Institute), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements on Form S-3, Form S-4, Form S-8 and/or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 15th day of June, 1994.
                             /s/ John M. Hennessy
                               John M. Hennessy

EXHIBIT 24.01

                             CORNING INCORPORATED

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 10,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of Nichols Institute, a Delaware corporation, and the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of Nichols Institute to purchase shares of the capital stock of Nichols Institute), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements on Form S-3, Form S-4, Form S-8 and/or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 14th day of June, 1994.
                          /s/ Vernon E. Jordan, Jr.
                            Vernon E. Jordan, Jr.

EXHIBIT 24.01

                             CORNING INCORPORATED

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 10,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of Nichols Institute, a Delaware corporation, and the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of Nichols Institute to purchase shares of the capital stock of Nichols Institute), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements on Form S-3, Form S-4, Form S-8 and/or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 15th day of June, 1994.
                             /s/ James W. Kinnear
                               James W. Kinnear

EXHIBIT 24.01

                             CORNING INCORPORATED

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 10,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of Nichols Institute, a Delaware corporation, and the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of Nichols Institute to purchase shares of the capital stock of Nichols Institute), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements on Form S-3, Form S-4, Form S-8 and/or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 14th day of June, 1994.
                            /s/ James J. O'Connor
                              James J. O'Connor

EXHIBIT 24.01

                             CORNING INCORPORATED

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 10,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of Nichols Institute, a Delaware corporation, and the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of Nichols Institute to purchase shares of the capital stock of Nichols Institute), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements on Form S-3, Form S-4, Form S-8 and/or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 15th day of June, 1994.
                            /s/ Catherine A. Rein
                              Catherine A. Rein

EXHIBIT 24.01

                             CORNING INCORPORATED

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 10,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of Nichols Institute, a Delaware corporation, and the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of Nichols Institute to purchase shares of the capital stock of Nichols Institute), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements on Form S-3, Form S-4, Form S-8 and/or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 15th day of June, 1994.
                              /s/ Henry Rosovsky
                                Henry Rosovsky

EXHIBIT 24.01

                             CORNING INCORPORATED

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 10,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of Nichols Institute, a Delaware corporation, and the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of Nichols Institute to purchase shares of the capital stock of Nichols Institute), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements on Form S-3, Form S-4, Form S-8 and/or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 16th day of June, 1994.
                           /s/ William D. Smithburg
                             William D. Smithburg

EXHIBIT 24.01

                             CORNING INCORPORATED

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr. and William C. Ughetta, or any of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 10,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of Nichols Institute, a Delaware corporation, and the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of Nichols Institute to purchase shares of the capital stock of Nichols Institute), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements on Form S-3, Form S-4, Form S-8 and/or such other form as may be appropriate to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 15th day of June, 1994.
                           /s/ Robert G. Stone, Jr.
                             Robert G. Stone, Jr.